UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 10, 2006

                          MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

          NEW JERSEY                     0-7405                   22-1937826
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                FileNumber)            Identification No.)

1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey             08034
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        (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (215) 485 0362

         (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

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Item 8.01. Other Events.

CHERRY HILL, N.J. October 10 2006. Registrant Mediscience Technology Corp. has agreed to provide $10,000 per month of seed funding beginning October 2, 2006. for a period of up to five months to equity partner Infotonics Technology Center, Inc. of Rochester New York to accelerate joint progress towards commercialization of registrants Optical Biopsy Pill through a "Newco" (NYS subsidiary of Mediscience). Infotonics will use this initial Funding to hire and assign a full-time Commercialization Program Manage. (CTO) to continue and accelerate Infotonics efforts on behalf on Mediscience to achieve product commercialization success.
Registrants has additionally contracted commercialization responsibility and oversight of its photonics technology IP platform to Infotonics who will develop the Mediscience Optical Fluorescence IP platform via two initial advanced medical products, the Optical Biopsy Pill (OBP) and the CD Ratiometer (CDR).
The parties expect that within this five months period, funding from a NYSTAR TTIP grant award of $750,000 applied for by Infotonics plus, on completion of registrants due diligence, the receipt by "Newco" of an initial $ 2-3M of bridge funding from Empire Financial Group Inc NY, should become available to continue the product commercialization program.
(Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G).




Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Agreement dated September 28, 2006
99.1 Press Release of Mediscience Technology Corp. dated  October 10,2006



                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on

                                          MEDICSCIENCE TECHNOLOGY CORPORATION

                                          By:  Peter Katevatis
                                               ---------------------------------
                                               Name: Peter Katevatis
                                               Title: Chairman of the Board and

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                                                      Chief Executive Officer
                                  Exhibit Index

Exhibit No.    Description
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99.1           Agreement dated September 28, 2006
99.2           Press Release of Mediscience Technology Corp. dated



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